UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2011
YELLOW7, INC.
(Exact name of registrant as specified in its charter)

Texas
(State or other jurisdiction of incorporation or organization)

Commission File No. 333-170578

61-155055
(I.R.S. Employer Identification Number)

104 Hardwicke Lane, Little Elm, Texas 75068
 (Address of principal executive offices) (Zip Code)

(972) 731-6720 ext 305
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8—Other Events

Item 8.01.    Other Events.

On July 8, 2011, the Registrant announced that its Board of Directors declared a four-for-one stock split of the issued Common Stock of the Registrant, to be effected in the form of a stock dividend.  Stockholders of record at the close of business on July 22, 2011 will be issued four additional shares of Common Stock of the Registrant for each share of Common Stock of the Registrant owned on that date.   Also, YELLOW7’s CEO, Jason Burgess, and COO, Jon Burgess, each agreed to retire 13,750,000 shares for a total of 27,500,000 shares back to treasury.  For additional information regarding this announcement, refer to Exhibit 99.1 filed with this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits .

(d)          Exhibits

Exhibit No.	Description
99.1	Press Release dated July 25, 2011

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Yellow7, Inc.
(Registrant)

July 25, 2011	By:	/s/ Jason Burgess
Jason Burgess
President and Chief Executive Officer

July 25, 2011	By:	/s/ Jon Burgess
Jon Burgess
Chief Operating Officer